UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 1, 2018

Comcast Corporation
(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or other jurisdiction of incorporation)
001-32871 (Commission File Number)		27-0000798 (IRS Employer Identification No.)

One Comcast Center Philadelphia, PA (Address of Principal Executive Offices)		19103-2838 (Zip Code)
Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

In connection with credit presentations and consistent with the recently reaffirmed A- ratings, Comcast Corporation (“Comcast”) is announcing its intention to pause its common stock repurchase program in 2019 to accelerate the reduction of indebtedness it will incur in connection with its acquisition of Sky plc. Comcast expects to complete $5.0 billion of repurchases in 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date:	October 1, 2018	By:	/s/ Arthur R. Block
			Name:	Arthur R. Block
			Title:	Executive Vice President, General Counsel and Secretary